EXHIBIT 10.10

                IPALCO ENTERPRISES, INC.
                1999 STOCK INCENTIVE PLAN



        1.    Purpose.    The  purpose  of   the   IPALCO
Enterprises, Inc. 1999 Stock Incentive Plan (the  "Plan")
is to provide to certain officers (including officers who
are  members  of  the  Board  of  Directors),  other  key
executive  employees  and  non-employee  consultants   of
IPALCO  Enterprises, Inc. (the "Corporation") and of  any
of  the eighty percent (80%) or greater owned, direct  or
indirect, subsidiaries of the Corporation (individually a
"Subsidiary" and collectively the "Subsidiaries") who are
materially responsible for the management or operation of
the  business  of  the Corporation  or  a  Subsidiary,  a
favorable  opportunity to acquire Common  Stock,  without
par  value, of the Corporation ("Common Stock"),  thereby
providing  them with an increased incentive to  work  for
the  success of the Corporation and the Subsidiaries  and
better  enabling the Corporation and the Subsidiaries  to
attract  and  retain  capable  executive  personnel   and
outside consultants.

       2.  Administration of the Plan.  The Plan shall be
administered,   construed   and   interpreted   by    the
Compensation Committee (the "Committee") of the Board  of
Directors  of  the  Corporation.  The Committee  must  be
composed  of  two  or more persons who qualify  as  "Non-
Employee  Directors"  within the  meaning  of  Rule  16b-
3(b)(3) promulgated under the Securities Exchange Act  of
1934,  as  amended  (the  "1934  Act")  and  as  "outside
directors"  as  defined in Treasury Reg.  1.162-27(e)(3).
The  decision  of  a  majority of  the  members  of   the
Committee shall constitute the decision of the Committee,
and  the  Committee may act (a) at a meeting at  which  a
majority of the members of the Committee is present,  (b)
by simultaneous telephonic communication as authorized by
IND.  CODE  23-1-34-1, or (c) by a written consent signed
by  all  members  of the Committee.  The Committee  shall
have   the  sole,  final  and  conclusive  authority   to
determine, consistent with and subject to the provisions of the Plan:

           (a)   the  individuals to  whom  options  (the
     "Optionees") and to whom restricted share awards shall be granted under the Plan (the Optionees and restricted share grantees are collectively referred to as the "Awardees") ;

          (b) the time when options or restricted shares shall be granted hereunder;

           (c) the number of shares of Common Stock of the Corporation to be covered under each option or restricted share award;

           (d) the option price to be paid upon the exercise of each option;

           (e) the price to be paid, if any, for restricted shares;

          (f) the period within which each option may be exercised;

           (g) the period of restriction for restricted share awards; and

          (h) the terms and conditions of the respective agreements by which options or restricted share awards granted shall be evidenced.

The Committee shall also have authority to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan.

       3.   Eligibility.  The Committee  may,  consistent
with   the  purposes  of  the  Plan,  award  options   or
restricted shares to officers, other key employees and non-employee consultants of the Corporation or of a Subsidiary who in the opinion of the Committee are materially responsible for the management or operation of the business of the Corporation or of a Subsidiary.
Subject to the provisions of Section 4 hereof, an individual who has been granted an option or restricted share awards under the Plan, if he or she is otherwise eligible, may be granted an additional option or award if the Committee shall so determine.

       4.   Stock  Subject to the Plan.  There  shall  be
reserved  for  issuance  upon  the  exercise  of  options
granted  under the Plan or restricted share  awards,  one
million  and five hundred thousand (1,500,000) shares  of
the  Corporation's Common Stock which  are  held  by  the
Corporation as treasury shares (the "Plan Common Stock").
Such Plan Common Stock shall be the sole source of shares
for  which  options  or restricted share  awards  may  be
granted under the Plan.  Subject to Section 6 hereof, the
shares  for which options or restricted share awards  may
be  granted under the Plan shall not exceed that  number.
If  any  option shall expire or terminate for any  reason
without  having  been  exercised  in  full  or   if   any
restricted share award is forfeited, the unpurchased shares or forfeited shares subject thereto shall (unless the Plan shall have terminated) become available for other options or restricted share awards under the Plan.

      5.  Terms of Option.  Each option granted under the
Plan  shall  be  subject  to  the  following  terms   and
conditions  and  to such other terms and  conditions  not
inconsistent   herewith  as  the   Committee   may   deem
appropriate in each case:

           (a) Option Price. The price to be paid for shares of Plan Common Stock upon the exercise of each option shall be determined by the Committee at the time such option is granted.

           (b)  Period for Exercise of Option.  An option
     shall  not  be  exercisable after the expiration  of
     such  period  as shall be fixed by the Committee  at
     the time such option is granted, but such period  in
     no  event  shall exceed fifteen (l5) years from  the
     date  on  which  such  option is granted;  provided,
     however, that no option shall be exercisable in  any
     calendar  year during which the Committee determines
     that   the   Optionee   is   an   individual   whose
     compensation is subject to the limits set  forth  in
     Section 162(m) of the Internal Revenue Code of  1986
     (the "Code").

           (c)  Exercise of Options.  The option price of
     each  share  of  Plan  Common Stock  purchased  upon
     exercise of an option shall be paid in full  (1)  in
     cash  at  the  time  of such exercise,  (2)  if  the
     Optionee  may do so in conformity with Regulation  T
     (12   C.F.R.   Section  220.3(e)(4))   and   without
     violating Section 16(b) or (c) of the 1934  Act  (to
     the  extent  applicable) and subject to approval  by
     the  Committee,  by  delivering a properly  executed
     exercise    note     together    with    irrevocable
     instructions to a broker to deliver promptly to  the
     Corporation the total option price in cash  and,  if
     desired, the amount of any taxes to be withheld from
     the  Optionee's  compensation as  a  result  of  any
     withholding tax obligation of the Corporation or any
     of its Subsidiaries, as specified in such notice, or
     (3) by tendering to the Corporation whole shares  of
     Common  Stock owned by him or her or any combination
     of  whole shares of Common Stock owned by him or her
     and  cash, having a fair market value equal  to  the
     cash  exercise price of the shares with  respect  to
     which  the  option  is  being exercised.   For  this
     purpose,  the  fair  market  value  of  the   shares
     tendered by the Optionee shall be computed as of the
     exercise  date in such manner as determined  by  the
     Committee, consistent with the requirements of   422
     of the Code.  The Committee shall have the authority
     to  grant  options exercisable in full at  any  time
     during their term, or exercisable in such quotas  as
     the  Committee  shall determine.  An option  may  be
     exercised  at any time or from time to  time  during
     the term of the option as to any or all whole shares
     which  have  become subject to purchase pursuant  to
     the   terms   of  the  option  (including,   without
     limitation,  any  quotas  with  respect  to   option
     exercise) or the Plan.

           (d)   Nontransferability of Option.  An Option
     may  not  be  transferred by the Optionee  otherwise
     than   by   will   or  the  laws  of   descent   and
     distribution,  and  during  the  lifetime   of   the
     Optionee shall be exercisable only by him or her.

           (e)   Investment Representations.  Unless  the
     shares of Plan Common Stock subject to an option are
     registered  under   applicable  federal  and   state
     securities  laws,  each  Optionee  by  accepting  an
     option  shall  be  deemed to agree  for  himself  or
     herself  and  his or her legal representatives  that
     any  option  granted to him or her and any  and  all
     shares  of  Plan  Common Stock  purchased  upon  the
     exercise  of  the  option  shall  be  acquired   for
     investment and not with a view to, or for  the  sale
     in  connection with, any distribution  thereof,  and
     each  notice  of the exercise of any portion  of  an
     option  shall be accompanied by a representation  in
     writing, signed by the Optionee or his or her  legal
     representatives, as the case may be, that the shares
     of  Plan  Common  Stock are being acquired  in  good
     faith for investment and not with a view to, or  for
     sale  in  connection with, any distribution  thereof
     (except   in   case   of   the   Optionee's    legal
     representatives for distribution, but not for  sale,
     to  his  or  her  legal heirs,  legatees  and  other
     testamentary  beneficiaries).   Any  shares   issued
     pursuant  to an exercise of an option may, but  need
     not,  bear  a legend evidencing such representations
     and  restrictions.  In addition, if the options  and
     shares of Plan Common Stock issued pursuant to  this
     Plan   are   issued  in  reliance  upon  Rule   147,
     promulgated under the Securities Act of 1933, as amended, the written representations required by such rule shall be obtained from the Optionees prior to or at the time they are granted options, any and all legends required by Rule 147 shall be set forth on the certificates representing shares of Plan
     Common Stock issued pursuant to the exercise of such options, and stop transfer instructions shall be issued to the Corporation's recordkeeping transfer agent with respect to such shares.

          (f)  Agreement.  Each option shall be evidenced
     by   an  agreement  between  the  optionee  and  the
     Corporation.

            (g)    Certificates.   The   certificate   or
     certificates  for  the  shares  issuable   upon   an
     exercise of an option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of Plan Common Stock subject to an option until the date of issuance of a stock certificate to him or her for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of an option, a fractional share would otherwise be issuable, the Corporation shall pay cash in lieu thereof.

          (h)  No Right to Continued Service.  Nothing in
     this  Plan or in any agreement entered into pursuant
     hereto  shall  confer  on any person  any  right  to
     continue  in  the employ of, or as a consultant  to,
     the  Corporation or its Subsidiaries or  affect  any
     rights  of  the  Corporation, a Subsidiary,  or  the
     shareholders  of  the  Corporation   may   have   to
     terminate   his  or  her  employment  or  consulting
     service at any time.

           (i)   Non-Qualified  Stock  Options.   Options
     granted under the Plan shall be non-qualified stock options and not incentive stock options.

       6.   Adjustment of Shares.  In the  event  of  any
change  after  the  effective date of  the  Plan  in  the
outstanding  stock of the Corporation by  reason  of  any
reorganization,  recapitalization,  stock  split,   stock
dividend,  combination  of shares,  exchange  of  shares,
merger or consolidation, liquidation, or any other change
after the effective date of the Plan in the nature of the
shares of stock of the  Corporation, the Committee  shall
determine  what changes, if any, are appropriate  in  the
number and kind of shares reserved under the Plan, and in
the option price and restricted share price under and the
number  and kind of shares covered by outstanding  awards
granted  under  the  Plan.   Any  determination  of   the
Committee hereunder shall be conclusive.

       7.   Restricted Share Awards.  The  Committee  may
also  grant restricted share awards of Plan Common  Stock
which  entitle Awardees to receive shares of Plan  Common
Stock.  Each restricted share award shall be evidenced by
a  Restricted Share Agreement between the Corporation and
the Awardee which Agreement shall set forth the terms and
conditions  of  the award to the extent not  inconsistent
with  the  provisions of the Plan.   A  restricted  share
award may provide for the crediting or payment to the Awardee, on each dividend payment date, of an amount equal to the dividends on awarded shares. A restricted share award may also provide for the distribution of shares subject to the following conditions:

           (a) the shares may not be distributed earlier than six (6) months after award;

           (b) the shares may not be transferred until the lapsing of the forfeiture provisions;

           (c) the shares shall be deposited with the Secretary of the Corporation until the lapsing of the forfeiture provisions;

           (d) dividends on awarded shares shall be distributed at such times as are determined by the Committee; and

           (e) the shares shall be subject to forfeiture under the circumstances described in the Restricted
     Share Agreement between the Corporation and the Awardee.

Each  restricted  share  award  shall  provide  for   the
distribution   of  the  awarded  shares   free   of   all
restrictions at such time or times as the Committee shall
determine,   and   specified  in  the  Restricted   Share
Agreement.

      8. Cash Awards. The Committee may, at any time and in its discretion, grant to any Awardee the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount ("cash award") which is intended to reimburse the Awardee for all or a portion of the federal, state and local income taxes imposed upon such Awardee as a consequence of the exercise of a non-qualified stock option and the receipt of a cash award or upon the holder of a restricted share award as a result of the vesting of the shares subject to the restricted share award and the receipt of a cash award.

      9.    Replacement  and Extension of  the  Terms  of
Options and Cash Awards.  The Committee from time to time
may  permit an Optionee under the Plan or any other stock
option  plan  heretofore  or  hereafter  adopted  by  the
Corporation   or   any  Subsidiary   to   surrender   for
cancellation any unexercised outstanding stock option and receive from the Corporation or subsidiary in exchange therefor an option for such number of shares of Plan
Common Stock as may be designated by the Committee.  Such
Optionees also may be granted related cash awards as provided in Section 8 hereof.

      10.   Tax  Withholding.  Whenever  the  Corporation
proposes  or  is  required to issue or transfer  treasury
shares   of  Plan  Common  Stock  under  the  Plan,   the
Corporation shall have the right to require the Awardee or his or her legal representative to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements.

      11.   Amendment.   The Board of  Directors  of  the
Corporation may amend the Plan from time to time and, with the consent of the Awardee, the terms and provisions of his or her option or restricted share award.

      No amendment of the Plan, however, may, without the
consent  of  the  Awardees,  make  any  changes  in   any
outstanding options or awards theretofore granted under the Plan which would adversely affect the rights of such Awardees.

      12.   Termination.  The Board of Directors  of  the
Corporation  may terminate the Plan at any  time  and  no
option   or  restricted  share  award  shall  be  granted
thereafter. Such termination, however, shall not affect the validity of any option or restricted share award theretofore granted under the Plan.

     13. Successors. The Plan shall be binding upon the successors and assigns of the Corporation.

      14.   Governing Law.  The terms of any  options  or
restricted share awards granted hereunder and the  rights
and   obligations  hereunder  of  the  Corporation,   the
Awardees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

       15.    Government  and  Other  Regulations.    The
obligations  of the Corporation to issue or transfer  and
deliver shares under options or awards granted under  the
Plan  shall  be subject to compliance with all applicable
laws,    governmental   rules   and   regulations,    and
administrative action.

       16.    Effective  Date.   The  Plan  shall  become
effective when it shall have been approved by the Corporation's Board of Directors.